Related parties	6 Months Ended
Jun. 30, 2022
Related Party [Abstract]
Related parties	Related parties
As of January 1, 2022, the Company amended its Advisory Services Agreement with Mariposa Capital, LLC, an affiliate of Sir Martin Franklin, and TOMS Capital LLC, an affiliate of Mr. Gottesman. Pursuant to the terms of the Amended and Restated Advisory Services Agreement, Mariposa Capital, LLC and TOMS Capital LLC will continue to provide high-level strategic advice and guidance to the Company for an aggregate annual fee equal to $4.0 million, payable in quarterly installments.

The total fees and expenses incurred by them in the course of their duties for the three and six months ended June 30, 2022 were €1.1 million and €1.9 million respectively (three and six months ended June 30, 2021: €0.4 million and €0.8 million, respectively).

Key management personnel comprise the Directors and Executive Officers. The Executive Officers continue to be remunerated for their services to the Company through their employment contracts. Non-executive Directors continue to receive fees for their services as board members and to certain committees and are settled through payroll. Director fees are payable quarterly in arrears. Total non-executive Director fees and expenses for the three and six months ended June 30, 2022 were €0.1 million and €0.2 million, respectively (three and six months ended June 30, 2021: €0.1 million and €0.2 million, respectively). In addition, certain non-executive Directors received grants under the LTIP as discussed in Note 15.